UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): December 4, 2024
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on May 13, 2024, LivePerson, Inc. (the “Company”) entered into a privately negotiated exchange and purchase agreement (the “Original Agreement”) with Lynrock Lake Master Fund LP (“Lynrock”), and on June 3, 2024, the Company and Lynrock entered into a First Amendment to the Exchange and Purchase Agreement (the Original Agreement as so amended, the “Exchange and Purchase Agreement”). As previously disclosed, the Exchange and Purchase Agreement included a delayed draw commitment under which Lynrock agreed to purchase up to $50,000,000 in aggregate principal amount of the Company’s First Lien Convertible Senior Notes due 2029 (“2029 Notes”) upon the Company’s request and subject to certain conditions.

On December 4, 2024, the Company consummated the private offering and sale of $50,000,000 in aggregate principal amount of 2029 Notes to Lynrock.

The 2029 Notes were issued pursuant to, and are governed by, an indenture (as heretofore supplemented, the “Indenture”), dated as of June 3, 2024, by and among the Company, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”).

Reference is made to the descriptions of the terms of the 2029 Notes and the Indenture, as well as Lynrock’s prior acquisition of 2029 Notes and other securities of the Company, contained under “Item 1.01 Entry into a Material Definitive Agreement” in the Company’s Current Report on Form 8-K filed on June 4, 2024, which Item 1.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The 2029 Notes have been sold to Lynrock in a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The Company is relying on this exemption from registration based in part on representations made by Lynrock in the Exchange and Purchase Agreement.

The information related to the issuance of the 2029 Notes contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 6, 2024
LIVEPERSON, INC.
(Registrant)

By:    /s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President, Policy and General Counsel